Corporate Overview May 2022

This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of PhaseBio Pharmaceuticals, Inc. (“we,” “us” or “our”), our business strategy and plans, the preclinical and clinical development of our product candidates and our objectives for future operations, the timing of availability or disclosure of data from those clinical trials and the timing of planned regulatory submissions, the potential for these product candidates to receive regulatory approval from the FDA, EMA, CDE or equivalent foreign regulatory agencies, and whether, if approved, these product candidates will be successfully distributed, marketed and commercialized, are forward-looking statements, although not all forward-looking statements contain these identifying words. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “target,” “will,” "would", "planned" and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, preclinical and clinical development, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we accurately assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. Legal Disclaimer 2

Company Overview

Therapeutic Focus	Clinical-stage biopharma company focused on the development and commercialization of novel therapies to treat cardiovascular diseases	
Product Candidates	**Bentracimab (PB2452)**	Novel agent in Phase 3 development for immediate and sustained reversal of ticagrelor, the preferred antiplatelet therapy of the American College of Cardiology, the American Heart Association and the European Society of Cardiology
	PB6440	Oral aldosterone synthase inhibitor in development for treatment-resistant hypertension and potentially other cardio-renal-metabolic indications, currently in Investigational New Drug application (IND) enabling studies
Platform Technology	**ELP Technology[1]**	• Extends circulating half-life of proteins and peptides, enhances solubility, stability and bioavailability while providing a sustained-release mechanism • Enables product candidates that are straightforward to manufacture and administer

Recent Achievements & Upcoming Milestone Targets[2]

✓ **Bentracimab**	**Mid 2021**	First 100 patients in REVERSE-IT Phase 3 trial	**Bentracimab**	**Early Q4 2022**	Planned BLA Submission
✓ **Bentracimab**	**Q4 2021**	Topline results from Phase 2b trial	**PB6440**	**2H 2022**	Planned IND submission
✓ **Bentracimab**	**Q4 2021**	Topline results from interim analysis of REVERSE-IT	**PB6440**	**Late 2022**	Target initiating first-in-human clinical trial

PhaseBio

1. ELP technology does not apply to bentracimab or PB6440
2. Targeted timelines could be impacted by the continued scope and duration of the COVID-19 pandemic

3

A Clinical Stage, Cardiovascular Focused Biopharmaceutical Company

Program	Pre-Clinical	Phase 1	Phase 2	Phase 3	Commercial Rights	Upcoming Milestone Target[2]
Bentracimab Reversal of Ticagrelor Antiplatelet Activity	**REVERSE-IT[1] Phase 3 ongoing** *Interim completed, targeting to submit BLA in early Q4 2022[2]*				PhaseBio	**Early Q4 2022** Planned BLA submission
PB6440 Resistant Hypertension	**Pre-Clinical**				PhaseBio	**2H 2022** Submit Investigational New Drug application (IND)
			Partnering Opportunities			
Pemziviptadil Pulmonary Arterial Hypertension (PAH)	**Phase 2b[3]**				PhaseBio	
GLP2-ELP Short Bowel Syndrome	**Late research**				PhaseBio	
CNP-ELP Achondroplasia	**Late research**				PhaseBio	
Early Programs	**PROPRIETARY LONG-ACTING INJECTABLE RECOMBINANT BIOPOLYMERS** (Elastin-like Polypeptides – ELPs)					

1. REVERSE-IT: Rapid and SustainEd ReVERSal of TicagrElor – Intervention Trial
2. Targeted timeline could be impacted by the continued scope and duration of the COVID-19 pandemic
3. Phase 2b trial voluntarily stopped early due to COVID-19 impacts on manufacturing, associated drug supply and the rate of enrollment in the study; PhaseBio has elected to stop further development after a strategic review and will reprioritize resources towards pre-commercialization activities for bentracimab and the advancement of PB6440 for resistant hypertension

PhaseBio | 4

Corporate

Experienced Management Team

JONATHAN MOW
Chief Executive Officer

SUSAN ARNOLD, PhD
SVP Technical Operations

JONATHAN BIRCHALL
Chief Commercial Officer

GLEN BURKHARDT
SVP Human Resources

KRIS HANSON
SVP & General Counsel

JOHN LEE, MD, PhD, FACC
Chief Medical Officer

LAUREN RICHARDSON
VP Regulatory & Quality

JOHN SHARP
Chief Financial Officer

Dedicated to transforming patients' lives through science and excellence

Despite the ongoing challenges posed by the ongoing COVID-19 pandemic, 2021 and 2022, to date, have years of significant progress for PhaseBio. In addition to refining our mission, advancing our pipeline programs and kicking off the REVERSE-IT Phase 3 clinical trial for our lead program, bentracimab, we have evolved our corporate logo and the overall look and feel of our website, drawing inspiration for the PhaseBio brand from our prospective patients, healthcare providers and our people. The new PhaseBio logo is defined by a patient-friendly representation of the heart composed of the letters 'P' and 'B' from the PhaseBio name.

This shows that cardiovascular disease is not just what PhaseBio does – it is who we are.

PhaseBio
6

• Sub-license revenue: $0.1M • Operating expense: $18.3M R&D: $14.3M SG&A: $4.0M • Loss from operations: ($18.2M) • Net Loss of ($11.1M) or ($0.23) per share, basic and diluted 48.6M shares used for computing Q1 2022 net loss per share • Cash and cash equivalents as of 03/31/2022: $18.7M • Available SFJ funding as of 03/31/2022: $25.4M Q1 2022 Financial Highlights 7

Bentracimab (PB2452) Reversal Agent for Ticagrelor

$P2Y_{12}$ Inhibitors: Unmet Need and the Dilemma in Managing Surgical Patients

Bentracimab

Significant unmet need for antiplatelet agent reversal

MAJOR BLEEDING

- Intracranial Haemorrhage (ICH), GI, Trauma
- All oral antiplatelet agents have the potential to cause major bleeding, which can be severe or even fatal
- Bentracimab designed to immediately and sustainably reverse the antiplatelet effects of ticagrelor

URGENT SURGERY OR INTERVENTION

- Currently oral $P2Y_{12}$ agents, including ticagrelor, require a 5-day washout prior to surgery[1,2]
  - Urgent surgery often cannot wait 5 days
  - Higher thrombotic risk during washout
- In Phase 1 and Phase 2a studies, bentracimab observed to immediately and sustainably reverse ticagrelor inhibition of platelet activation
  - Enables immediate surgery

Surgical Dilemma



Early surgery = Bleed risk
Later surgery = Thrombosis risk
Risk of bleeding
Risk of thrombosis and procedural delay
5d - Ticagrelor washout[2]

PhaseBio

1. Plavix/clopidogrel Prescribing Information: https://packageinserts.bms.com/pi/pi_plavix.pdf. https://www.ema.europa.eu/en/documents/product-information/plavix-epar-product-information_en.pdf
2. Brilinta/Brilique/ticagrelor Prescribing Information: https://www.azpicentral.com/brilinta/brilinta.pdf#page=1. https://www.ema.europa.eu/en/documents/product-information/brilique-epar-product-information_en.pdf

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Bentracimab

Bentracimab: Novel Reversal Agent for Brilinta (Ticagrelor)

- Ticagrelor has proven superior efficacy vs. clopidogrel and a unique reversible binding profile within the oral $P2Y_{12}$ class
  - Clopidogrel and prasugrel both permanently bind to the receptor and cannot be reversed
- Bentracimab is the only specific reversal agent in development for ticagrelor for both surgical and active bleed indications
  - Bentracimab clinical data to date have demonstrated both immediate (<5 min) and sustained (~24 hours) reversal of ticagrelor antiplatelet effects
- Believe approval would differentiate ticagrelor on safety vs. other oral antiplatelet agents
  - Differentiation would drive increased ticagrelor utilization

Bentracimab has the potential to eliminate the dilemma of choosing between an increased risk of bleeding and an increased risk of thrombosis or procedural delay in patients requiring surgery

PhaseBio

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Bentracimab: Well-Characterized Mechanism of Reversal of Ticagrelor

Bentracimab

1. *ADP binds to $P2Y_{12}$ receptor causing platelet aggregation*


ADP
PLATELET
Ticagrelor
ADP

This is a reversible process with ticagrelor cycling on/off the P2Y12 receptors

2. *Ticagrelor binds to $P2Y_{12}$, inhibiting ADP-induced platelet aggregation*

3. Bentracimab *binds to free ticagrelor with very high affinity*


Bentracimab
ADP

Bentracimab-ticagrelor binding is preferential to ticagrelor-$P2Y_{12}$ binding due to 100x higher affinity (K_i 20 pM vs 2nM)

4. *As free ticagrelor is eliminated, ADP can again activate the $P2Y_{12}$ receptor, restoring platelet activity*


ADP
PLATELET

5. *Bentracimab-ticagrelor is cleared from the bloodstream*

PhaseBio

11

Clinical

• Received ticagrelor + low-dose aspirin and bentracimab 18 g • Achieved primary endpoint of ticagrelor reversal measured by VerifyNow P2Y12 assay – Statistically significant reduction in % inhibition of PRU within 4 hours; similar extent of reversal to Phase 1 and 2A • Safety profile consistent with Phase 1 and 2A studies – No treatment emergent AEs or SAEs considered related to bentracimab – No thrombotic events observed • Phase 2B results presented during a Late Breaking Featured Clinical Research session at the American College of Cardiology Annual Scientific Session & Expo being held in Washington, D.C., April 2-4, 2022 Immediate and Sustained Ticagrelor Reversal with Bentracimab in Healthy Subjects in Phase 1, 2A, 2B Trials 131. Bhatt DL, Pollack CV, Weitz JI, et al. N Engl J Med. 2019;380:1825-33; NCT03492385; 2. NCT03928353; 3. NCT04122170. • Received ticagrelor + bolus + continuous infusion of bentracimab 18 g • Significant reversal observed 5 minutes after initiation of bentracimab infusion • Duration of reversal was infusion-time dependent, lasting 20–24 hours with a 16-hour infusion • Published in the New England Journal of Medicine • Received ticagrelor + low-dose aspirin and bentracimab 18 g • Ticagrelor reversal consistent with Ph 1 • Well tolerated with minor adverse events • Bentracimab 36 g cohort for supratherapeutic ticagrelor blood levels – Statistically significant reversal achieved within 5 minutes of initiating bentracimab infusion, sustained for 24 hours – Platelet function normalized by 30 minutes following initiation of infusion and remained normal for 24 hours Healthy volunteers 18–50 y Healthy volunteers 50–80 y Healthy volunteers 50–80 y Phase 11 Phase 2a2 Phase 2b3 Bentracimab

REVERSE-IT: Bentracimab Pivotal Phase 3 Trial Overview

REVERSE-IT
Rapid and SustainEd ReVERSal of TicagrElor – Intervention Trial
bentracimab

- REVERSE-IT: Rapid and SustainEd ReVERSal of TicagrElor – Intervention Trial
- Open-label, single-arm study in patients with uncontrolled major or life-threatening bleeding or who require urgent surgery or invasive procedure
- Total of 200 patients targeted for total enrollment
  - First 176 patients to form the basis of accelerated BLA filing in US and MAA in EU
  - Accelerated BLA endpoint is restoration of platelet function based on VerifyNow® PRUTest® platelet function assay
- Additional endpoints related to hemostasis captured as part of the primary outcome analysis
- US FDA Breakthrough Therapy designation, EMA PRIME designation and Breakthrough designation in China

REVERSE-IT
Rapid and SustainEd ReVERSal of TicagrElor – Intervention Trial

REVERSE-IT Interim Results Published in December 2021

NEJM
Evidence


EVALUATE THE REASONS.
EVIDENCE
UNDERSTAND THE RESULTS.

Digital journal from the *New England Journal of Medicine* Group.
First issue, January 2022.
Article is posted at https://evidence.nejm.org/

Bentracimab for Ticagrelor Reversal in Patients Undergoing Urgent Surgery

- Deepak L. Bhatt, MD, MPH, Charles V. Pollack, Jr., MD, C. David Mazer, MD,
- Dominick J. Angiolillo, MD, PhD, Ph. Gabriel Steg, MD, Stefan K. James, MD, PhD,
- Jeffrey I. Weitz, MD, Rohit Ramnath, PhD, Susan E. Arnold, PhD, Michael C. Mays, BS,
- Bret R. Umstead, MS, Barbara White, MD, Lisa L. Hickey, MS, Lisa K. Jennings, PhD,
- Benjamin J. Curry, PhD, John S. Lee MD, PhD, Subodh Verma, MD, PhD,
- on Behalf of the REVERSE-IT Investigators

PhaseBio

14

bentracimab REVERSE-IT: Baseline Characteristics 15https://evidence.nejm.org/doi/pdf/10.1056/EVIDoa2100047 bentracimab PRU analysis in surgical vs bleeding patients REVERSE-IT: Platelet Reversal 16 0 4 12 24 72 Hr Hr Hr Hr Hr 8 Hr 16 Hr 20 Hr Time post-reversal PR U 100 200 300 400 Overall PRU analysis in all patients (N=150) (N=8) (N=142) https://evidence.nejm.org/doi/pdf/10.1056/EVIDoa2100047 bentracimab REVERSE-IT: Adjudicated Surgical and Bleeding Hemostasis 17 Adjudicated and Investigator-Reported Surgical Outcomes https://evidence.nejm.org/doi/pdf/10.1056/EVIDoa2100047 Adjudicated and Investigator-Reported Bleeding Outcomes

REVERSE-IT: No Platelet Rebound Activity and No Thrombotic Events Related to Bentracimab

REVERSE-IT
Rapid and SustainEd ReVERSal of TicagrElor - Intervention Trial
bentracimab

Effect of Bentracimab Treatment on P-Selectin and Mean Platelet Volume (MPV). Soluble P-selectin and MPV were measured pre-dose and at multiple timepoints post-initiation of bentracimab treatment to assess for a potentially prothrombotic rebound increase in platelet reactivity post-reversal. Shown are the soluble P-selectin levels in surgical and bleeding patients treated with bentracimab (left). MPV was measured in surgical and bleeding patients treated with bentracimab (right).


P-selectin in surgical and bleeding patients
Soluble P-Selectin (ng/mL)
80
60
40
20
0 Hr
5-10 Min
30 Min
1 Hr
4 Hr
12 Hr
24 Hr
72 Hr
35 Day
Time post-reversal


Mean platelet volume in surgical and bleeding patients
Mean Platelet Volume (fL)
20
15
10
5
Time post-reversal (hours)

Adjudicated Thrombotic Events Occurring Post-Reversal

Patient Type	Type of Event	Days from Bentracimab and Surgery	P2Y12 restarted before event	Related to bentracimab
51 yr old man, s/p CABG	Myocardial infarction	7	Yes	No
78 yr old woman, s/p CABG	Transient ischemic attack	2	Yes	No
70 yr old man, s/p CABG	Lacunar stroke	1	No	No
58 yr old man, s/p CABG	Anterior, inferior STEMI with total graft occlusion	1	No	No
69 yr old man, s/p CABG, intraortic balloon pump, and thrombectomy	RLE arterial thromboembolism	1	No	No
73 yr of woman, s/p CABG	Acute ischemic stroke	5	No	No
44 yr old male, s/p CABG	Acute coronary syndrome with graft failure	29	Yes	No
47 yr old man, s/p CABG +aortic dissection repair	Acute ischemic right leg immediately post-op	1	No	No

https://evidence.nejm.org/doi/pdf/10.1056/EVIDoa2100047

Post-Reversal Thrombotic Events within 30 Days in Reversal Trials

Thrombotic Events	REVERSE-IT[1] (N=150)	REVERSE-AD[2] (N=503)	ANNEXA-4[3] (N=325)
Total Thrombotic Events, n (%)	8 (5.3)	24 (4.8)	34 (10.5)
Myocardial Infarction	3 (2.0)	6 (1.2)	7 (2.2)
TIA or Stroke	3 (2.0)	7 (1.4)	15 (4.6)
Venous (e.g., PE or DVT)	0 (0)	10 (2.0)	5 (1.5)
Other (e.g., arterial)	2 (1.3)	2 (0.4)	0

1. https://evidence.nejm.org/doi/pdf/10.1056/EVIDoa2100047
2. Pollack CV Jr, Reilly PA, van Ryn J, Eikelboom JW, Glund S, Bernstein RA, et al. Idarucizumab for dabigatran reversal: Full cohort analysis. *N Engl J Med* 2017; **377**: 431–441. https://www.nejm.org/doi/full/10.1056/nejmoa1707278
3. Connolly SJ, Crowther M, Eikelboom JW. et al; ANNEXA-4 Investigators. Full study report of andexanet alfa for bleeding associated with factor Xa inhibitors. N Engl J Med 2019; 380 (14) 1326-1335 https://www.nejm.org/doi/full/10.1056/NEJMoa1814051#article_citing_articles

PhaseBio

18

Regulatory

Bentracimab Pre-BLA Meeting Summary 20 • Type B pre biologics license application (pre-BLA) meeting held in April 2022 • PhaseBio proposed plans to submit a BLA with data from a total of 25-30 patients with uncontrolled bleeding, together with data from the fully completed surgical cohort, to support a label with both bleeding and surgical indications • FDA agreed that the plan appeared reasonable, but the final label would be a review issue based on the data submitted • To date, and pending final adjudication, the REVERSE-IT trial has enrolled 35 patients taking ticagrelor who experienced uncontrolled bleeding events • FDA noted they would consider separating the indications for possible Accelerated Approval of either uncontrolled bleeding or surgery, if the application was deemed adequate to support approval for only one of the two • For post-marketing requirements, the FDA confirmed prior recommendations: Complete enrollment in the Phase 3 REVERSE-IT trial and submit data from a total of at least 200 patients from this trial Establish a post-approval registry study that will be active ahead of a product launch following a potential Accelerated Approval

Bentracimab

Bentracimab Development Program


2019
2020
2021
2022
2023
Phase 1
NEJM
Phase 2A
Phase 2B: 50-80 year old volunteers Completed
N=200, 150 randomized to receive bentracimab
Revised Targeted BLA Submission
early Q4 2022
Revised Potential BLA
Approval
Phase 2B Presentation at ACC
FDA
Breakthrough
Therapy
FDA
EOP1
EMA PRIME
Designation
Phase 3 REVERSE-IT trial ticagrelor patients Interim
analysis completed
N=150, major bleeding + urgent surgery patients
PMC Completion of Phase 3
Final N=200
Pre-BLA Meeting with FDA
August 2021
Last patient for interim

Targeted timelines could be impacted by the continued scope and duration of the COVID-19 pandemic
NEJM= New England Journal of Medicine, EOP1=End-of-Phase 1 Meeting, BLA=Biologics License Application

- Phase 1 study published in NEJM (Bhatt DL, Pollack CV, Weitz JI, et al. *N Engl J Med*. 2019; 380:1825-1833)
- Phase 2B study enrollment completed, results presented at ACC April 2022
- Interim analysis of REVERSE-IT Phase 3 trial completed in November 2021, published *NEJM Evidence* January 2022
- US BLA on track for submission by early Q4 2022 following outcome of pre-BLA meeting
  - Breakthrough status in US, PRIME designation in EU and Breakthrough in China (NMPA)

PhaseBio

21

Bentracimab Opportunity for Accelerated/Conditional Approval 22 Planned Approval Packages Based on Phase 3 - Interim Analysis • Initial BLA/MAA filing package based on a minimum safety requirement of at least 100 Phase 3 patients • US: Accelerated (Based on biomarker) • EU: Conditional (Based on interim analysis) - FDA and EMA agreed the PRU biomarker endpoint at interim likely predictive of clinical benefit in all patients - Pre-BLA Meeting provided opportunity to add uncontrolled bleeding subjects to current data set – US and Europe filing Clinical confirmation of interim biomarker endpoint at Phase 3 Completion – Full Approval • US and EU: Phase 3 completion and registry cohorts • China: Initial submission will include completed Phase 3 study

Commercial

Expect Continued Long-Term Rx Growth of Ticagrelor

Bentracimab approval has the potential to drive continued positive momentum

Bentracimab

- Brilinta/Brilique sales in 2021 were approximately $1.5B
  - Pandemic impact dampened 2020 and 2021 growth
- In February 2019, Brilinta Phase 3 THEMIS[1] trial met primary endpoint in patients with established coronary artery disease and type-2 diabetes; in May 2020, FDA approved a label update[2] for BRILINTA in the US to include the reduction of the risk of a first heart attack or stroke in high-risk patients with coronary artery disease
- In January 2020, Brilinta Phase III THALES[3] trial met primary endpoint in patients with acute ischemic stroke or patients with high-risk transient ischemic attack; in November 2020[4], FDA approved a label update for Brilinta in the US to include the reduction of the risk of stroke in patients with acute ischemic stroke or high-risk transient ischemic attack

Ticagrelor Differentiation *vs. clopidogrel*	**Now**	**Post Bentracimab Launch**	**Post LOE of ticagrelor**
Efficacy	✓	✓	✓
Safety	≈ *(no reversal agent)*	✓	✓
Price	✗ *(branded vs. generic)*	✗ *(branded vs. generic)*	✓

PhaseBio

1. https://www.astrazeneca.com/media-centre/press-releases/2019/brilintas-phase-iii-themis-trial-met-primary-endpoint-in-patients-with-established-coronary-artery-disease-and-type-2-diabetes-25022019.html
2. https://www.astrazeneca.com/content/astraz/media-centre/press-releases/2020/brilinta-approved-in-the-us-to-reduce-the-risk-of-a-first-heart-attack-or-stroke-in-high-risk-patients-with-coronary-artery-disease.html
3. https://www.astrazeneca.com/media-centre/press-releases/2020/brilinta-met-primary-endpoint-in-phase-iii-thales-trial-in-stroke-27012020.html
4. https://www.astrazeneca.com/media-centre/press-releases/2020/brilinta-approved-in-the-us-in-stroke.html#:~:text=AstraZeneca's%20Brilinta%20(ticagrelor)%20has%20been transient%20ischemic%20attack%20(TIA)

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BentracimabUS Patients on P2Y12 Inhibitors: Potential for Significant Long-Term Ticagrelor Patient Growth 25 0.4 3.8 0.2 2.02.2 0.2 Clopidogrel Prasugrel Ticagrelor US Patients on P2Y12 Inhibitors (millions) 2019 2029 (est.) Continued AZ Promotion Bentracimab Launch Brilinta Patent Expiry Potential Drivers of Ticagrelor Volume Growth Iqvia® Analysis of MIDAS Data

Bentracimab Patient Opportunity (2019) Implies $1-2B* Addressable Market

Bentracimab



4.46M[1] total P2Y12 pts/year
439,136[1] ticagrelor pts/year
91,833 (21%[5])
Potential bentracimab patients
Other 5,264
Trauma 3,396
GI 6,623
ICH 1,698
Inpatient Bleed[2] 16,982 (4%[5])
Urgent/ emergency CABG 11,361
Inpatient Urgent Surgery[3] 26,452 (6%[5])
Other 15,091
Inpatient Semi-Elective Surgery[4], 48,399 (11%[5])

PhaseBio

1. 2019 $P2Y_{12}$ class patient count analysis: Iqvia, MIDAS tablet volume
2. Bleeding events are defined as an inpatient admission with a diagnosis code for a bleed
3. Urgent surgery/procedure is defined as an emergency room visit where a surgery/procedure was performed or an inpatient admission with surgery/procedure that had an ambulance service on the same day as admission
4. Semi-elective surgery/procedure is defined as any inpatient surgery/procedure without an ambulance service on the same day
5. Rate data from the IBM MarketScan® Commercial Claims and Encounters, Medicare Supplemental Databases: TIME PERIOD: 2014 THROUGH 2019

* Based on estimated $10,000-$20,000 per dose, ~90k patients with inpatient admissions for bleeding or surgery

CABG, coronary artery bypass graft

26

Increased Mortality and Health-System Costs Associated with Bleeding from Open Surgical Procedures Highlight Opportunity for Bentracimab

Bentracimab



Moderate/severe bleeding
No bleeding
Bleeding Incidence
% Open surgical patients
5.7%
2.2x
2.6%
Pre-procedure P2Y12
No P2Y12
Mortality
7.4%
2.9x
2.6%
1+ Days in ICU
% Episodes
71%
1.5x
46%
All-cause Hospital Charge*
$
$50k
1.9x
$27k
Pre-procedure P2Y12

Each washout decision today must weigh increasing **the patients' bleeding risk against risk of thrombosis**

PhaseBio

*All charges by the hospital for the inpatient episode – includes drugs, devices, professional fees, room and board etc.
'Bleed' = Moderate to Severe Bleeding identified via bleeding Dx codes, bleed control procedure codes, or 2+ units of blood visible in the inpatient episode. Additional details available in 'Key Assumptions & Definitions' section.
Data Source: In-Patient Hospital Admissions in 2019 from Premier Chargemaster Data; Statistical significance testing has not been conducted.

27

PB6440 Aldosterone Synthase Inhibitor for Resistant Hypertension

PB6440 PB6440 for Resistant Hypertension • Upwards of 10 million patients in the United States have resistant hypertension and are at risk for serious, costly medical consequences (stroke, heart attack, kidney failure, etc.)1 • Physicians currently prescribe numerous combinations of antihypertensives to lower blood pressure and diminish risk • Blocking aldosterone has been shown to be an effective mechanism for treating resistant hypertension Currently available aldosterone blockers suffer from poor potency and pharmacokinetics (eplerenone) or poor tolerability (spironolactone) and thus are rarely used • Recent draft guidance from the FDA outlines a streamlined regulatory path for novel drugs to treat resistant hypertension without the need for large outcomes studies2 • Market research indicates that payors aware of high medical costs associated with resistant hypertension 29 Large, growing patient population, coupled with a high unmet need, creates an attractive opportunity for a novel therapy to help patients and care-providers better manage blood pressure 1. Carey RM, Sakhuja S, Calhoun DA, Whelton PK, Muntner P. Prevalence of apparent treatment‐resistant hypertension in the United States: comparison of the 2008 and 2018 American heart association scientific statements on resistant hypertension. Hypertension. 2019; 73: 424‐ 431. Available at: https://www.ahajournals.org/doi/full/10.1161/HYPERTENSIONAHA.118.12191?url_ver=Z39.88-2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%3dpubmed. Accessed February 2020 2. U. S. Food and Drug Administration. Center for Drug Evaluation and Research. (2018) Hypertension: Conducting Studies of Drugs to Treat Patients on a Background of Multiple Antihypertensive Drugs Guidance for Industry. Available at: https://www.fda.gov/regulatory-information/search-fda-guidance-documents/hypertension-conducting-studies-drugs-treat-patients-background-multiple-antihypertensive-drugs. Accessed February 2020

PB6440: A Promising CYP11B2 Inhibitor 30 Characteristics Of PB6440 High in vitro selectivity for CYP11B2 over CYP11B1 High in vitro selectivity for CYP11B2 over drug metabolizing and other steroidal CYPs High oral bioavailability Long half-life in vivo consistent with once-daily dosing Oral PK and selectivity profiles yield a large therapeutic index in vivo Suppression of plasma aldosterone levels >90% in an ACTH-challenge model; no effect on cortisol, DOC or 11-b deoxycortisol levels PB6440 • Potential for an oral, once-daily dosing regimen with a best-in-class profile from a safety and efficacy perspective

PB6440

PB6440 Is Highly Selective for Aldosterone Synthase (CYP11B2)

Selectivity and Potency Demonstrated in Primate Chronic Oral Dosing Model

CYP11B Potency and Selectivity (IC_{50}, µM)

	Human			Monkey		
	CYP11B2	CYP11B1[#]	Selectivity	CYP11B2	CYP11B1	Selectivity
PB6440	0.024	4.859	**202**	0.016	5.802	**363**
LCI699*	0.0007	0.013	**19**	0.016	0.059	**3.7**

Steroid 11β-hydroxylase
*Discontinued Novartis compound; active in Phase 2 studies, but blocked cortisol production, likely due to inadequate selectivity


14-Day Monkey Study (Once-Daily Oral Dosing)
Response to ACTH Challenge
% Steroid Level vs. Control
1400
1300
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
SE-6440 (0.12 mg/kg)
SE-6440 (0.6 mg/kg)
LCI699 (0.5 mg/kg)
*
* ^
^
Aldosterone
DOC
Cortisol
Deoxycortisol
* p <0.05 vs control
^ Indicates inhibition of CYP11B1

In a primate model, oral PB6440 demonstrated a sustainable reduction in aldosterone without a significant increase in steroids upstream of CYP11B1, suggesting no significant inhibition of CYP11B1 *in vivo*

PhaseBio

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Resistant Hypertension (rHTN)[1]: Hypertensive patient on three or more antihypertensive medications and still above goal

PB6440

Large market opportunity[2]

- ~75M hypertensives in the US
- ~55M diagnosed and treated
- ~10-15M resistant to treatment
- Other potential indications include kidney disease, heart failure and primary aldosteronism

Resistant Hypertension increases risk of serious events

- Heart attack +42%; Stroke +67%
- Heart failure +97%; Kidney failure +225%

Unmet need driving FDA resistant hypertension guidance

- FDA identified rHTN as a key area of unmet need in July 2018 Guidance for Industry

Blocking aldosterone proven to be the best treatment for rHTN

- Aldosterone receptor blocker spironolactone (approved in 1959) demonstrated as most effective treatment for rHTN
- Spironolactone is used in <10% of patients due to side effects[3]



Hypertension: Conducting Studies of Drugs to Treat Patients on a Background of Multiple Antihypertensive Drugs
Guidance for Industry

DRAFT GUIDANCE

This guidance document is being distributed for comment purposes only.

Comments and suggestions regarding this draft document should be submitted within 60 days of publication in the *Federal Register* of the notice announcing the availability of the draft guidance. Submit electronic comments to https://www.regulations.gov. Submit written comments to the Dockets Management Staff (HFA-305), Food and Drug Administration, 5630 Fishers Lane, Rm. 1061, Rockville, MD 20852. All comments should be identified with the docket number listed in the notice of availability that publishes in the *Federal Register*.

For questions regarding this draft document, contact Stephen Grant at 301-796-2240.

U.S. Department of Health and Human Services
Food and Drug Administration
Center for Drug Evaluation and Research (CDER)

July 2018
Clinical/Medical

PhaseBio

1) Resistant Hypertension (rHTN): on three or more antihypertensive medications and blood pressure still above goal (American Heart Association (AHA) and American College of Cardiology (ACC)
2) U.S. Center for Disease Control and Prevention (CDC); Roberie, 2012
3) Hwang 2017

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